Exhibit 99.1
BRIXMOR PROPERTY GROUP INC. AND SUBSIDIARIES
PROPERTY LIST

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
1	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	$2,408	$14.56	Sam's Club*	Ace Pickleball Club, Big 5 Sporting Goods, CareMore, Defy-Tucson, Dollar Tree	—
2	Bakersfield Plaza	Bakersfield	CA	Bakersfield-Delano, CA	1970	240,068	100.0%	4,156	17.62	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Kids Empire, Ross Dress for Less	Hobby Lobby
3	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	100.0%	5,831	32.52	Ralphs (Kroger)	Boot Barn, HomeGoods, World Market	—
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	99.0%	3,467	28.77	TBA, Trader Joe's*	CVS, Harbor Freight Tools	—
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	98.3%	1,637	24.67	Stater Bros.	—	—
6	Chino Spectrum Towne Center	Chino	CA	Riverside-San Bernardino-Ontario, CA	2002	461,246	95.3%	9,858	31.84	H Mart, Sam's Club*, Walmart Supercenter*	Best Buy, BevMo, Big 5 Sporting Goods, DSW, Kohl's, Marshalls, Nordstrom Rack, Skechers, Tilly's, Ulta	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,200	94.3%	2,989	25.72	Sprouts Farmers Market	Burlington Stores, Chuze Fitness	—
8	The Davis Collection	Davis	CA	Sacramento-Roseville-Folsom, CA	2025	101,466	100.0%	4,080	40.21	Trader Joe's	Nordstrom Rack, PetSmart, Ulta	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	94.9%	1,743	18.62	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	97.8%	3,576	29.32	Major Market, Trader Joe's	FunBox	—
11	Arbor Faire	Fresno	CA	Fresno, CA	1995	200,166	96.2%	3,094	16.06	Smart & Final Extra! (Chedraui USA)	Boot Barn, PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	100.0%	2,511	15.06	ALDI	Boot Barn, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Petco, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	87,124	100.0%	1,418	16.75	Grocery Outlet	dd's Discounts (Ross), Ross Dress for Less	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	94.4%	6,182	23.22	Albertsons	Best Buy, CVS, Kohl's, Optum Urgent Care, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	100.0%	2,617	21.69	Barons Market	Crunch Fitness, Dollar Tree	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	215,930	100.0%	2,985	13.99	Food 4 Less (Kroger)	AutoZone, Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	1996	177,573	35.9%	1,485	23.31	—	—	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	2019	328,940	100.0%	10,119	30.98	99 Ranch Market, Trader Joe's	CVS, Fitness 19, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	2025	258,685	96.3%	7,074	28.39	ALDI	Dollar Tree, East West Bank, Goodwill, Marshalls/HomeGoods, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	98.2%	5,799	34.73	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,491	30.62	Stater Bros.	—	—
22	Village at Mira Mesa	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	434,634	100.0%	13,183	30.71	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Petco	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	97.4%	4,339	27.04	Smart & Final Extra! (Chedraui USA)	Harbor Freight Tools, T.J.Maxx	Big 5 Sporting Goods, Burlington Stores
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	82.0%	3,511	39.41	Trader Joe's	Petco, Ross Dress for Less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	4,086	27.47	El Super (Chedraui USA), Walmart Supercenter	Five Below, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	187,930	99.4%	2,874	15.83	Vons (Albertsons)	Ace Hardware, Big 5 Sporting Goods, CVS, Dollar Tree, Planet Fitness, Regency Theaters	—
27	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2024	201,682	98.4%	4,377	29.60	Stater Bros.	Burlington Stores, Dollar Tree, Five Below, Harbor Freight Tools, Kahoots	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	97.7%	1,369	26.35	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	100.0%	2,580	26.02	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo(3)	Vallejo	CA	Vallejo, CA	2023	519,266	98.3%	11,744	23.19	Costco*	Boot Barn, Century Theatres, City Sports Club, DSW, Mancini's Sleepworld, Marshalls, Michaels, OfficeMax, Petco, PetSmart, Ross Dress for Less, Sky Zone, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Centennial, CO	1994	93,904	100.0%	1,053	11.58	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Centennial, CO	1996	476,299	87.7%	7,698	18.63	King Soopers (Kroger)	2nd & Charles, Ace Hardware, Ace Pickleball, Activate, AMC, Boot Barn, Burlington Stores, Goldfish Swim School, Hobby Lobby, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Centennial, CO	1996	178,013	100.0%	2,405	13.99	King Soopers (Kroger)	Chuze Fitness, iGen	—
34	Broomfield Town Centre	Broomfield	CO	Denver-Aurora-Centennial, CO	1998	175,368	94.1%	3,098	20.95	King Soopers (Kroger)	Petco	Home Depot
35	Villa Monaco	Denver	CO	Denver-Aurora-Centennial, CO	1978	121,101	96.6%	2,117	18.09	—	Chuze Fitness	—
36	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Centennial, CO	2013	113,830	100.0%	1,441	39.46	King Soopers (Kroger)	—	—

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
37	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	99.0%	4,731	17.32	Whole Foods Market (Amazon), Costco*, SuperTarget*	Barnes & Noble, Chuck E. Cheese, Goldfish Swim School, Michaels, PetSmart, Restoration Hardware Outlet, Stickley Furniture, T.J.Maxx, Ulta	—
38	Westminster City Center	Westminster	CO	Denver-Aurora-Centennial, CO	2024	317,689	98.1%	5,035	16.15	Trader Joe's	Barnes & Noble, Cavender's Boot City, David's Bridal, Dollar Tree, DSW, Golf Galaxy, Hyper Kidz, Petco, Ross Dress for Less, Sierra Trading Post, The Tile Shop, Ulta	—
39	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	108,167	94.3%	3,054	29.94	Whole Foods Market (Amazon)	Petco	—
40	Parkway Plaza	Hamden	CT	New Haven, CT	2006	72,353	100.0%	1,144	15.81	Price Rite Marketplace (Wakefern)	—	The Home Depot
41	The Manchester Collection(3)	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	310,649	86.4%	3,263	12.97	Walmart Supercenter*	Advance Auto Parts, Crazy Hot Deals, DSW, Edge Fitness, Lava Island, Namco, Pickleball Kingdom, Savers, U.S. Furniture, World Market	—
42	The Plaza at Buckland Hills	Manchester	CT	Hartford-West Hartford-East Hartford, CT	1987	307,918	89.0%	5,479	19.98	Trader Joe's	Burlington Stores, Dollar Tree, K&G Fashion, Marshalls, Michaels, Nordstrom Rack, PetSmart, Total Wine & More, Ulta	—
43	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	97.1%	1,734	11.91	Price Chopper (Northeast Grocery)	—	—
44	North Haven Crossing	North Haven	CT	New Haven, CT	1993	102,787	89.8%	1,644	17.81	—	Barnes & Noble, Dollar Tree, HomeGoods, PetSmart	—
45	Colonial Commons - Orange	Orange	CT	New Haven, CT	1996	133,786	90.8%	609	5.01	—	—	—
46	Stratford Square	Stratford	CT	Bridgeport-Stamford-Danbury, CT	1984	180,507	95.2%	2,961	19.43	ALDI	Esporta Fitness, Five Below, Marshalls	—
47	Waterbury Plaza	Waterbury	CT	New Haven, CT	2000	177,937	92.9%	2,639	15.97	Super Stop & Shop (Ahold Delhaize)	Dollar Tree, Joey'z Shopping Spree	Target
48	Waterford Commons	Waterford	CT	Norwich-New London-Willimantic, CT	2004	245,533	92.5%	4,480	20.17	—	Books-A-Million, DICK'S Sporting Goods, DSW, Michaels, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
49	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,822	97.3%	5,055	18.93	Publix	bealls, Burlington Stores, Gold's Gym, Kohl's, Naples Community Hospital, NewSouth Window Solutions	—
50	Coastal Way - Coastal Landing(3)	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	393,249	100.0%	6,736	20.07	BJ's Wholesale Club, Sprouts Farmers Market	Belk, Burlington Stores, HomeGoods, Marshalls, Michaels, Petco, Ulta	—
51	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,729	98.0%	8,020	27.21	Costco*, SuperTarget*	Burlington Stores, Dollar Tree, Five Below, Golf Galaxy, Michaels, PetSmart, Ross Dress for Less, Ulta	Lowe's
52	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	263,646	92.7%	4,479	18.48	Publix	Burlington Stores, Harvest Church, Off the Wall Trampoline, Planet Fitness, Sanitas Medical Center	—
53	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,483	84.3%	2,054	26.94	—	Broward County Library, CVS	—
54	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	184,379	90.1%	2,071	12.47	Publix	Marshalls, Planet Fitness, Tractor Supply Co.	—
55	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	100.0%	2,110	13.34	Publix, ALDI*	bealls, Books-A-Million, Office Depot, T.J.Maxx	—
56	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	952	10.91	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	—
57	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,647	94.4%	3,638	12.58	NetCost Market	American Freight, bealls, Crunch Fitness, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	—
58	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	100.0%	2,218	22.59	—	Esporta Fitness, La Familia Pawn & Jewelry	—
59	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	135,820	100.0%	3,006	22.51	Walmart Neighborhood Market	Walgreens	—
60	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	185,675	94.1%	2,048	11.90	Publix	City Mattress, Dollar Tree, Staples	—
61	Marco Town Center	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	100.0%	3,376	30.82	Publix	—	—
62	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2023	231,536	100.0%	5,337	25.19	Fresco y Más	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	—
63	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	100.0%	2,902	15.02	Publix	Burlington Stores, HomeGoods, Planet Fitness	—
64	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,579	100.0%	6,380	20.81	Trader Joe's	Chuck E. Cheese, Connors Steak and Seafood, Dollar Tree, Haverty's Furniture, Hobby Lobby, HomeSense, Marshalls	—
65	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	4,531	22.84	Publix	Marshalls, Office Depot, PGA TOUR Superstore, West Marine	—
66	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,441	92.7%	5,278	23.52	The Fresh Market	Barnes & Noble, Burlington Stores, Dollar Tree, HomeGoods, Saks OFF Fifth	—
67	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	94.5%	1,099	14.33	Publix	—	—
68	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,379	16.86	—	JAS Furniture Group, LA Fitness	Target
69	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,293	16.94	Publix	—	—
70	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,461	20.10	Seabra Foods	Office Depot	—
71	Pointe Orlando(4)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2026	423,004	95.3%	14,075	34.91	—	Activate, Capital Grille, Cuba Libre, Dick's Last Resort, Hampton Social, Improv & Fat Fish Blue, Main Event, Maggiano's Little Italy, Monkey Joe's, Museum of Ice Cream, Regal Cinemas, Rodizio Grill, Sports & Social, Wonderworks	—
72	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	879	13.62	Publix	—	—
73	Martin Downs Village Center(3)	Palm City	FL	Port St. Lucie, FL	1987	167,145	97.2%	3,825	24.51	—	Goodwill, Walgreens	—
74	23rd Street Station	Panama City	FL	Panama City-Panama City Beach, FL	1995	98,827	98.7%	1,607	16.47	Publix	—	—
75	Panama City Square	Panama City	FL	Panama City-Panama City Beach, FL	1989	304,665	99.5%	2,877	9.68	Walmart Supercenter	Good Deal Charlie’s Furniture, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
76	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	2024	214,489	99.2%	3,473	16.32	Publix	Fortis Institute, Goodwill, Urban Air Adventure Park, Walgreens	—
77	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	98.9%	1,478	15.69	Winn-Dixie (ALDI)	—	—
78	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	818	14.35	Winn-Dixie (Southeastern Grocers)	—	—

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
79	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	96.4%	960	25.26	SuperTarget*	—	—
80	Beneva Village Shoppes	Sarasota	FL	North Port-Bradenton-Sarasota, FL	2020	144,078	100.0%	3,065	21.27	Publix	Archwell Health, Fitness Premier, Harbor Freight Tools	—
81	Sarasota Village	Sarasota	FL	North Port-Bradenton-Sarasota, FL	1972	173,654	100.0%	2,561	15.12	Publix	Crunch Fitness, HomeGoods, Ross Dress For Less	—
82	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	131,243	91.3%	1,977	16.51	Publix	Home Centric, Planet Fitness	—
83	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	100.0%	2,290	14.61	Sprouts Farmers Market	bealls, Burlington Stores, T.J.Maxx	—
84	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	276,100	90.9%	4,427	18.05	Publix	Bealls Florida, Burlington Stores, Michaels, Petco	—
85	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	80.6%	2,230	20.80	Publix	CVS	—
86	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,327	8.98	Winn-Dixie (ALDI)	bealls	—
87	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	174,015	81.4%	2,280	16.09	Winn-Dixie (Southeastern Grocers)	Chuck E. Cheese, Crunch Fitness	—
88	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	96.9%	2,417	16.49	Publix	Revive Health & Wellness	—
89	Sunrise Town Center(4)	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2026	104,972	88.7%	1,843	19.79	Patel Brothers, Publix	Dollar Tree	Walmart
90	Britton Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1958	465,639	88.2%	3,802	10.92	Publix	Burlington Stores, Conviva Care Center, Dollar Tree, Marshalls, Michaels, Pet Supermarket	—
91	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	97.1%	1,955	21.73	Publix	Phenix Salon Suites	—
92	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	90.2%	1,373	17.97	—	Dollar Tree, Ross Dress for Less	—
93	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,711	18.59	Publix	Petco, T.J.Maxx, Ulta	—
94	Venice Plaza	Venice	FL	North Port-Bradenton-Sarasota, FL	1999	140,345	98.9%	1,251	9.02	ALDI	T.J.Maxx/HomeGoods	—
95	Venice Shopping Center	Venice	FL	North Port-Bradenton-Sarasota, FL	2000	109,801	78.4%	949	11.02	Publix	—	—
96	Venice Village	Venice	FL	North Port-Bradenton-Sarasota, FL	2022	177,835	99.4%	4,190	24.04	Publix	Planet Fitness, The Paper Store	—
97	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	291,622	98.0%	4,683	22.32	—	Barnes & Noble, Cooper's Hawk Winery & Restaurant, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
98	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	422,609	93.7%	6,038	15.50	City Farmers Market	Burlington Stores, dd's Discounts (Ross), Dollar General, Dollar Tree, Goodwill, NCG Cinemas, Octapharma	—
99	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	96.0%	566	8.91	Food Depot	Dollar Tree	—
100	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	96.6%	1,317	17.25	—	—	—
101	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	100.0%	892	13.26	Publix	—	—
102	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	97.4%	1,450	15.69	Kroger	—	—
103	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	95.7%	919	12.35	Publix	—	—
104	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	83.7%	815	20.95	Kroger*	—	—
105	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	93.3%	1,633	11.33	Food Depot	Staples	—
106	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	220,787	100.0%	3,235	15.19	ALDI	Best Buy, Michaels, Nordstrom Rack, PetSmart	—
107	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	100.0%	1,528	15.75	Publix	—	—
108	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	89.8%	1,509	15.87	Publix	—	—
109	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2023	221,201	96.2%	2,595	12.20	—	Burlington Stores, DashMart, dd's Discounts (Ross), Dollar Tree, Five Below, Michaels, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
110	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	56,176	100.0%	1,070	19.46	—	Crunch Fitness	—
111	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	92.1%	1,392	13.36	Kroger	—	—
112	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	144,351	93.9%	2,274	16.78	Kroger	—	—
113	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2016	107,355	93.6%	2,173	21.63	—	Planet Fitness	—
114	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	100.0%	1,128	12.07	—	PGA TOUR Superstore	—
115	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2005	275,244	98.0%	3,533	13.10	Publix	Ace Pickleball Club, Frontgate, Sky Zone	—
116	Victory Square	Savannah	GA	Savannah, GA	2007	113,217	98.6%	1,880	16.84	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
117	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	184,185	100.0%	3,548	19.26	Kroger	DaVita Dialysis	—
118	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	97.1%	1,207	12.25	Kroger	—	—
119	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	1999	199,663	95.8%	4,191	21.92	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese, Dollar Tree, Kirkland's, Petco, Ulta	—
120	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	2000	151,643	96.0%	2,708	18.59	Swadeshi	Harbor Freight Tools, Slick City	Kohl's
121	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN	2006	196,445	99.5%	2,588	13.24	Shop & Save Market (Albertsons)	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
122	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN	1998	211,105	97.1%	2,989	16.37	—	Discovery Clothing, Dollar Tree, KPot Korean BBQ & Hot Pot, Marshalls, Pep Boys, Ross Dress for Less, Shoe Carnival, XSport Fitness	The Home Depot

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
123	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN	1992	537,964	93.2%	5,918	12.53	Tony's Fresh Market (Heritage Grocers)	AMC, Burlington Stores, Dollar Tree, Hollywood Park, National Tire & Battery, OfficeMax, PetSmart, Planet Fitness, Ross Dress for Less, Skechers, The Collective	—
124	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN	1987	273,060	80.1%	2,904	13.28	Jewel-Osco (Albertsons)	Harbor Freight Tools, VASA Fitness	Hobby Lobby
125	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN	2005	347,503	100.0%	5,204	14.98	Whole Foods Market (Amazon)	At Home, Five Below, Kohl's, Petco, Shoe Carnival	—
126	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN	2006	171,530	79.5%	2,061	15.12	—	Bear Paddle Swim School, Lava Island, Painted Tree Marketplace	—
127	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN	1997	106,683	84.5%	1,451	16.10	Sunset Foods	—	—
128	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN	2019	240,345	70.1%	2,593	15.40	—	Altitude Trampoline Park, LA Fitness, Staxx Furniture	—
129	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN	1997	118,281	93.8%	1,819	17.30	Jewel-Osco (Albertsons)	Planet Fitness	—
130	Westridge Court / Block 59(3)(4)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN	2026	533,806	93.8%	11,427	24.38	—	DICK’S Sporting Goods Warehouse Sale, Discovery Clothing, Edge Fitness, Five Below, Funtopia USA, La-Z-Boy Furniture, Painted Tree Marketplace, Star Cinema Grille, Ulta, Wayfair Outlet, World Market	—
131	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN	2007	387,873	96.9%	4,813	12.81	Amazon Fresh	Best Buy, Burlington Stores, Kohl's, Michaels, Petco, Ulta	—
132	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN	1990	102,289	94.5%	2,225	23.02	Whole Foods Market (Amazon)	Skechers	—
133	Tinley Park Plaza(4)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN	2026	246,563	94.0%	4,093	18.03	Amazon Fresh	Burlington Stores, Dollar Tree, Planet Fitness, Ross Dress for Less, The Tile Shop	—
134	Meridian Village	Carmel	IN	Indianapolis-Carmel-Greenwood, IN	1990	130,431	97.7%	1,493	11.72	—	Ollie's Bargain Outlet	—
135	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	98.1%	2,299	16.31	—	Burlington Stores, Five Below, HomeGoods, T.J.Maxx	Target
136	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Greenwood, IN	2022	579,129	90.8%	7,115	13.86	Kroger	Aaron's, Burlington Stores, Dollar Tree, Empire Beauty School, Harbor Freight Tools, HealthNet, Indiana Bureau of Motor Vehicles, Kohl's, Mattress Firm, Oak Street Health, Petco, pOpshelf, Ross Dress for Less, T.J.Maxx	—
137	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,540	11.66	Pay Less (Kroger)	—	—
138	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	94.4%	2,076	16.97	Dillons (Kroger)	Good Deal Charlie's Furniture, Marshalls	—
139	Florence Plaza - Florence Square(3)	Florence	KY	Cincinnati, OH-KY-IN	2014	679,639	99.6%	9,621	17.91	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Boot Barn, Burlington Stores, Chuck E. Cheese, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, KPot Korean BBQ & Hot Pot, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Shoe Carnival, Sierra Trading Post, Staples, T.J.Maxx, Ulta	—
140	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	205,888	100.0%	2,070	10.57	—	Ace Pickleball Club, CVS, Dollar Tree, Tractor Supply Co.	—
141	London Marketplace	London	KY	Corbin, KY	1994	166,026	99.0%	1,640	9.97	Kroger	bealls, Kohl's, Marshalls, Planet Fitness	—
142	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	98.6%	2,234	12.96	Kroger	Petco	—
143	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,747	96.1%	1,936	13.44	Kroger	Anytime Fitness	—
144	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	100.0%	2,162	13.60	Kroger Marketplace	—	—
145	Acton Plaza	Acton	MA	Boston-Cambridge-Newton, MA-NH	1972	137,572	97.8%	2,728	20.27	Roche Bros	T.J.Maxx/HomeGoods	—
146	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	140,488	93.2%	1,191	9.10	America's Food Basket	Citi Trends, Crunch Fitness	—
147	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	2025	79,430	96.9%	2,819	36.64	—	Staples	Duluth Trading Co.
148	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	89.5%	1,772	15.18	Super Stop & Shop (Ahold Delhaize)	Ocean State Job Lot	—
149	WaterTower Plaza	Leominster	MA	Worcester, MA	2025	295,840	99.0%	4,321	15.02	TBA	Barnes & Noble, Five Below, Michaels, Ocean State Job Lot, Petco, Staples, T.J.Maxx, The Paper Store	—
150	Lunenburg Crossing	Lunenburg	MA	Worcester, MA	1994	25,515	66.6%	269	15.82	Hannaford Bros.*	—	Walmart
151	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	80,625	100.0%	1,873	23.23	Stop And Compare	Crunch Fitness	—
152	Webster Square	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	94.3%	2,926	16.97	Star Market (Albertsons)	Marshalls/HomeGoods, Ocean State Job Lot	—
153	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,493	99.1%	3,161	16.93	Market 32 (Northeast Grocery)	Barnes & Noble, Burlington Stores, Michaels, Ulta	The Home Depot, Walmart
154	Westgate Plaza	Westfield	MA	Springfield, MA	1996	125,403	96.4%	1,704	17.37	ALDI	Ocean State Job Lot, PetSmart, T.J.Maxx	—
155	Perkins Farm Marketplace	Worcester	MA	Worcester, MA	1967	205,048	98.8%	2,615	20.58	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
156	South Plaza Shopping Center	California	MD	Lexington Park, MD	2005	92,335	100.0%	1,868	20.23	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
157	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	279,642	78.0%	3,765	17.54	Giant Food (Ahold Delhaize)	Planet Fitness, Ross Dress for Less, Ulta, Z&R Furniture	—
158	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,459	100.0%	2,362	19.84	ALDI	Crunch Fitness, Dollar Tree, Lowe's, O'Reilly Auto Parts	—
159	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	100.0%	7,916	19.89	Kroger	Boot Barn, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, OfficeMax, Old Navy, Petco, Ross Dress for Less, Skechers, Ulta	—
160	Huron Village	Ann Arbor	MI	Ann Arbor, MI	2003	118,482	99.1%	3,026	26.85	Whole Foods Market (Amazon)	Barnes & Noble, Walgreens	—
161	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	297,425	97.3%	5,234	18.09	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
162	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	92.8%	1,045	13.19	Busch’s Fresh Food Market	Ace Hardware	—
163	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	85,168	100.0%	1,063	12.48	—	Ollie's Bargain Outlet, True Value	—
164	Silver Pointe Shopping Center(3)	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,342	14.32	VG's Grocery (C&S Wholesale Grocers, LLC)	Dunham's Sports	Five Below, Michaels, Old Navy, T.J.Maxx

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
165	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	100.0%	1,781	11.07	—	DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DXL Destination XL, Funcity Adventure Park, Planet Fitness	—
166	Lakes Crossing	Muskegon	MI	Muskegon-Norton Shores, MI	2008	104,600	46.2%	836	17.31	—	Shoe Carnival, Ulta	—
167	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	308,078	95.4%	3,830	13.20	Sun Valley Supermarket	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Harbor Freight Tools, Octapharma, Ross Dress for less	—
168	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,768	97.5%	7,489	21.62	TBA	Barnes & Noble, DSW, Emagine Theatre, Harbor Freight Tools, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
169	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,781	100.0%	1,234	12.12	—	Citi Trends, Planet Fitness	Burlington Stores, Forman Mills
170	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,217	7.86	—	Dunham's Sports, Tractor Supply Co., Urban Air Adventure Park	—
171	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	160,091	100.0%	1,967	12.29	—	Crunch Fitness, Petco, Rally House, Ross Dress for Less	Burlington Stores, Target
172	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	97.0%	1,194	10.03	Save-A-Lot (Rabban Brothers)	Dollar Tree, Planet Fitness, Urban Air Adventure Park	—
173	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	100.0%	2,758	22.20	SuperTarget*	Dollar Tree, O'Reilly Auto Parts, Walgreens	—
174	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,372	15.49	Cub Foods (United Natural Foods Inc.)	—	—
175	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	93.0%	2,541	14.93	—	Best Buy, Dollar Tree, Harbor Freight Tools, HomeGoods, Sierra Trading Post, T.J.Maxx	—
176	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	98.6%	2,282	26.27	Cub Foods*	Ablelight Thrift, MGM Wine and Spirits	—
177	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	95.7%	2,754	13.47	Loma Bonita Market	Dollar Tree, Marshalls, Michaels, Walgreens	—
178	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	98.8%	1,182	20.73	ALDI, Cub Foods*	Dollar Tree	—
179	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	97.0%	2,051	17.81	Fresh Thyme Farmers Market (Meijer)	Dollar Tree, Marshalls	—
180	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,813	86.9%	2,790	14.94	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Burlington Stores, Citi Trends, Dollar Tree, Five Below, Planet Fitness, Ross Dress for Less	—
181	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,150	15.74	Festival Foods (Schnucks)	Dollar Tree	—
182	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	69.6%	1,387	15.01	ALDI	Chuck E. Cheese, Michaels, Petco	—
183	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	98.5%	1,618	10.16	Price Chopper (Associated Wholesale)	Fowling Warehouse	—
184	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	96.6%	1,286	10.66	Price Chopper (Cosentino Group)	—	—
185	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,706	16.34	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
186	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,584	94.2%	4,789	17.80	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, pOpshelf, Staples	—
187	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	100.0%	2,628	10.82	Patel Brothers	Big Air Trampoline, Bob's Discount Furniture, Dollar Tree, Gabe's, The Home Depot, Tokyo Grill and Supreme Buffet, Value City Furniture	—
188	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,267	98.7%	2,952	16.23	LIDL	Boot Barn, Burlington Stores, Harbor Freight Tools, PetSmart	Target, The Home Depot
189	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	95.6%	4,460	15.07	Walmart Supercenter*	bealls, Best Buy, Boot Barn, Dollar Tree, Five Below, Michaels, pOpshelf, Ross Dress for Less	—
190	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	100.0%	6,537	16.05	—	Burlington Stores, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Ross Dress for Less, Shoe Carnival, Total Wine & More, Ulta, Wayfair Outlet	Target
191	University Commons	Greenville	NC	Greenville, NC	1996	233,153	100.0%	3,727	15.99	Harris Teeter (Kroger)	Barnes & Noble, Five Below, HomeGoods, Petco, Shoe Carnival, T.J.Maxx	—
192	North Ridge Shopping Center	Raleigh	NC	Raleigh-Cary, NC	1980	171,372	99.2%	3,342	19.66	Harris Teeter (Kroger)	Ace Hardware, O2 Fitness	—
193	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	98.1%	4,390	12.81	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
194	New Centre Market	Wilmington	NC	Wilmington, NC	1998	144,614	100.0%	2,366	16.91	—	Burlington Stores, Dollar Tree, PetSmart, Shoe Carnival, Sportsman's Warehouse	—
195	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	4,181	17.77	Lowes Foods (Alex Lee)	Dollar Tree, HomeGoods, Skechers, T.J.Maxx	—
196	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	74.0%	2,811	14.48	Compare Foods	ArchWell Health, Citi Trends, Office Depot, O'Reilly Auto Parts	—
197	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	83.8%	929	15.34	CHEF'STORE (US Foods)	Boot Barn	—
198	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	103,076	100.0%	2,399	24.56	—	Boston Interiors, Planet Fitness	—
199	Capitol Shopping Center	Concord	NH	Concord, NH	2001	196,542	79.1%	2,843	19.56	Market Basket (DeMoulas Supermarkets)	Boot Barn, Burlington Stores, Five Below, Marshalls	—
200	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,789	23.17	Patel Brothers	Jordan's Warehouse, Mavis Discount Tires, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
201	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,264	95.8%	1,682	11.72	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—
202	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ	2023	246,254	100.0%	2,912	11.83	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
203	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,206	100.0%	5,306	25.77	ShopRite (Eickhoff Supermarkets)	Burlington Stores, Planet Fitness, Ross Dress for Less	—
204	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
205	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,464	100.0%	3,603	15.75	LIDL	Esporta Fitness, Five Below, Pep Boys, Ross Dress for Less, Ulta	—
206	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	100.0%	2,294	15.29	Grocery Outlet	2nd Ave, Crab Du Jour, DaVita Dialysis, Planet Fitness, Rothman Orthopaedic Institute	—

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
207	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ	2002	127,230	100.0%	2,041	16.04	Gourmet Glatt	—	—
208	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	96.2%	7,893	24.28	Sprouts Farmers Market	Arthur Murray Dance Studio, Burlington Stores, Chickie's & Pete's, DSW, HomeGoods, Michaels, T.J.Maxx	—
209	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ	2024	201,568	58.7%	3,222	27.22	Trader Joe's	Petco, Retro Fitness	—
210	Springfield Place	Morris	NJ	New York-Newark-Jersey City, NY-NJ	1965	4,000	100.0%	267	66.75	ShopRite*	—	—
211	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	100.0%	1,579	32.44	ShopRite	—	—
212	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ	2022	254,548	93.3%	4,875	20.52	Bhavani Food Market, TBA	Dollar Tree, Marshalls, Pep Boys, Petco, Ross Dress for Less, Texas Roadhouse	—
213	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ	1994	159,561	62.8%	1,240	12.37	—	—	—
214	Rio Grande Plaza	Rio Grande	NJ	Atlantic City-Hammonton, NJ	1997	136,351	100.0%	1,908	13.99	ShopRite*	Burlington Stores, Dollar Tree, PetSmart, Planet Fitness, Skechers	—
215	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,179	100.0%	3,801	21.21	ShopRite (Village Supermarket)	Staples	—
216	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ	2006	87,760	100.0%	1,721	19.61	Uncle Giuseppe's*	Crunch Fitness, Dollar Tree	—
217	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	99.2%	3,990	18.60	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples, Ulta	—
218	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ	1993	89,834	100.0%	3,184	35.44	ALDI	T.J.Maxx	—
219	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1998	84,316	92.0%	1,901	25.12	Amazon Fresh, BJ's Wholesale Club*	Five Below	Kohl's, Walmart
220	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1991	77,458	36.1%	1,268	45.31	Stop & Shop*	—	Walgreens
221	West Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1965	42,594	95.2%	1,213	29.93	Wild by Nature Market (King Kullen)	—	—
222	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ	2022	217,893	100.0%	4,494	20.62	—	Burlington Stores, Crazy Hot Deals, Dollar Tree, Floor & Décor, Phenix Salon Suites	—
223	Dalewood I, II & III Shopping Center(4)	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ	2026	196,831	100.0%	8,900	46.17	H Mart, Sprouts Farmers Market	Barnes & Noble, Best Buy, Boot Barn, GEN Korean BBQ House, T.J.Maxx, Ulta	—
224	Unity Plaza	Hopewell Junction	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	2005	67,462	100.0%	1,484	22.00	Acme (Albertsons)	—	—
225	Cayuga Shopping Center	Ithaca	NY	Ithaca, NY	1969	204,405	71.1%	1,864	12.82	ALDI	Planet Fitness, Ross Dress for Less, True Value, VA Community Based Outpatient	—
226	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ	1985	72,208	100.0%	1,795	24.86	Key Food Marketplace	T.J.Maxx	—
227	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ	1981	17,000	100.0%	683	40.18	Trader Joe's	—	—
228	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ	1972	61,904	95.6%	1,573	26.58	KolSave Market*	Dollar Tree, Planet Fitness	—
229	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ	2020	36,470	100.0%	1,554	42.61	North Shore Farms	CVS	—
230	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ	2007	222,775	93.5%	3,550	17.81	Super Stop & Shop (Ahold Delhaize)	Planet Fitness, Savers	—
231	Wallkill Plaza	Middletown	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1986	211,736	98.9%	2,269	12.47	—	Citi Trends, David's Bridal, Hobby Lobby	—
232	Monroe Plaza	Monroe	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1985	122,007	90.7%	2,025	18.29	ShopRite (Wakefern)	Crazy Hot Deals, U.S. Post Office	—
233	Rockland Plaza(4)	Nanuet	NY	New York-Newark-Jersey City, NY-NJ	2026	256,640	97.9%	7,075	30.28	A Matter of Health	Barnes & Noble, Burlington Stores, Decor Home Furniture, Jembro, Ross Dress for Less, Ulta	—
234	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ	1971	39,743	95.0%	1,543	40.86	—	—	—
235	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ	1961	129,996	89.9%	3,430	29.35	—	Dollar Tree, HomeGoods	—
236	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2002	99,131	93.6%	2,275	24.51	Fine Fare	Boot Barn, CVS, Ross Dress for Less	—
237	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2018	120,088	100.0%	3,181	26.49	Costco*	HomeSense, Marshalls/HomeGoods, PetSmart, Ulta	—
238	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ	1975	44,131	85.0%	1,200	31.97	—	HomeGoods	—
239	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ	2025	188,602	98.9%	4,509	26.44	ShopRite (Wakefern)	Burlington Stores, Five Below, Wren Kitchens	—
240	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	99.5%	2,211	13.82	—	Dollar Tree, Staples	—
241	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,123	100.0%	2,577	12.44	—%	Bob's Discount Furniture, Boot Barn, Kohl's, PetSmart, Ross Dress for Less	—
242	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,726	18.69	—	HomeGoods, Michaels, Old Navy	—
243	Town Square(3)	Vestal	NY	Binghamton, NY	1991	290,535	96.2%	5,210	19.00	Sam's Club*, Walmart Supercenter*	AMC, Barnes & Noble, Burlington Stores, DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DSW, Shoe Carnival, T.J.Maxx, Ulta	—
244	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ	1977	88,501	97.9%	3,104	35.83	H Mart	—	—
245	Brunswick Town Center	Brunswick	OH	Cleveland, OH	2004	151,048	99.2%	2,655	18.34	Giant Eagle	—	The Home Depot
246	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	100.0%	3,017	19.56	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
247	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	167,328	99.3%	1,677	10.18	Kroger	Pet Supplies Plus, Salvation Army	—
248	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	8,200	100.0%	279	34.02	Fresh Thyme Farmers Market (Meijer)*	—	HomeGoods, Painted Tree Marketplace, T.J.Maxx
249	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	242,735	98.4%	5,279	22.91	—	Dollar Tree, Michaels, Old Navy, PetSmart, Ross Dress For Less, T.J.Maxx, Ulta	Target
250	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,443	41.06	Kroger	—	—
251	Crown Point	Columbus	OH	Columbus, OH	1980	145,280	100.0%	1,617	11.16	Kroger	Dollar Tree, Planet Fitness	—
252	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,720	91.8%	1,534	13.59	Kroger	—	—

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
253	South Towne Centre	Dayton	OH	Dayton-Kettering-Beavercreek, OH	1972	333,998	70.5%	3,443	15.10	Health Foods Unlimited	Burlington Stores, PetSmart	—
254	Southland Shopping Center	Middleburg Heights	OH	Cleveland, OH	1951	421,977	81.2%	5,027	14.67	Giant Eagle, Marc's, BJ's Wholesale Club*	Crunch Fitness, Dollar Tree, Five Below, Marshalls, OfficeMax, Petco	—
255	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland, OH	2002	70,003	100.0%	1,236	17.66	—	Ollie's Bargain Outlet	—
256	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	100.0%	2,695	29.67	Kroger	Advance Auto Parts, Rainbow Shops	—
257	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	298,765	88.9%	2,121	13.55	Kroger	Crunch Fitness, Dollar General, Fun City Us, Harbor Freight Tools	—
258	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	98.7%	2,985	21.53	Giant Food (Ahold Delhaize)	CVS	—
259	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	9,894	100.0%	391	39.52	Weis Markets*	—	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park
260	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	100.0%	4,690	15.03	Giant Food (Ahold Delhaize)	Citi Trends, Decor Home Furniture, Marshalls/HomeGoods, PetSmart, Powerhouse Gym, Savers, Staples	—
261	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	266,953	98.4%	3,227	12.60	—	Ollie's Bargain Outlet, Planet Fitness	—
262	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	97.8%	2,922	21.47	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
263	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	101,630	92.8%	2,145	23.48	Kimberton Whole Foods	Planet Fitness	—
264	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	227,216	94.6%	5,184	24.12	Weis Markets	Planet Fitness, REI, Wren Kitchens	—
265	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	97.8%	2,203	29.49	Giant Food (Ahold Delhaize)	—	—
266	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	82.8%	623	16.70	Hung Vuong Food Market*	Planet Fitness	—
267	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	311,991	100.0%	3,891	19.60	—	Barnes & Noble, Burlington Stores, Crazy Hot Deals, Dollar Tree, Gabe's, PetSmart, Sierra Trading Post, T.J.Maxx, The Home Depot	—
268	Barn Plaza(4)	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2026	212,083	100.0%	5,362	25.28	Whole Foods Market (Amazon)	Barnes & Noble, Kohl's	—
269	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	94.3%	1,516	21.38	—	Ross Dress for Less	—
270	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	100.0%	1,176	21.48	Weis Markets*	DaVita Dialysis	—
271	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	226,829	100.0%	8,847	40.48	McCaffrey's	Ulta	—
272	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	100.0%	3,195	30.04	—	Target	—
273	Roosevelt Mall	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	609,521	96.3%	11,621	42.91	Sprouts Farmers Market	JD Sports, LA Fitness, Macy's, Oak Street Health, Ross Dress for Less	—
274	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	97.8%	1,631	9.44	Redner's Warehouse Market	Decor Home Furniture, Ross Dress for Less	—
275	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	100.0%	1,880	12.16	ALDI	Dollar Tree, Five Below, Planet Fitness	—
276	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	508	12.18	Fresh Grocer*	—	—
277	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,925	17.96	ShopRite (Wakefern)	Decor Home Furniture, Famous Footwear, Harbor Freight Tools, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
278	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	309,908	97.5%	3,999	13.48	Redner's Warehouse Market	Dollar Tree, Gabe's, PetSmart, Pickleball Kingdom, Ross Dress for Less, Staples	—
279	Wilkes-Barre Township Marketplace	Wilkes-Barre Township	PA	Scranton--Wilkes-Barre, PA	2004	306,440	99.4%	2,716	36.75	NetCost Market, Walmart Supercenter	Chuck E. Cheese, Cracker Barrel, Pet Supplies Plus	—
280	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Port Royal, SC	2006	166,639	99.1%	3,155	19.11	Kroger	—	—
281	Milestone Plaza	Greenville	SC	Greenville-Anderson-Greer, SC	1995	89,721	100.0%	1,778	21.02	Lowes Foods (Alex Lee)	—	—
282	Circle Center(4)	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	2026	68,444	96.8%	1,388	20.94	Publix	—	—
283	The Fresh Market Shoppes	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	1983	86,398	98.1%	1,657	19.54	The Fresh Market	—	—
284	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	174,094	98.6%	1,918	11.32	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Harbor Freight Tools	—
285	Pawleys Island Plaza	Pawleys Island	SC	Murrells Inlet, SC	2015	120,453	97.7%	1,836	15.60	Publix	Petco, T.J.Maxx, Ulta	—
286	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Greer, SC	2003	131,002	100.0%	2,764	21.10	—	Petco, Ross Dress for Less, T.J.Maxx	Target
287	Hillcrest Market Place(4)	Spartanburg	SC	Spartanburg, SC	2026	376,624	95.4%	5,356	15.26	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
288	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,571	100.0%	4,161	15.86	ALDI	At Home, HomeGoods	—
289	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	304,784	96.4%	4,506	15.34	—	Dollar Tree, Family Leisure, Goldfish Swim School, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	—
290	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,455	12.19	Sprouts Farmers Market	Painted Tree Marketplace, Urban Air Adventure Park	—
291	The Market at Wolfcreek(3)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	96.0%	10,235	17.30	—	Academy Sports + Outdoors, Best Buy, Burlington Stores, Cavender's Boot City, Citi Trends, Crazy Hot Deals, Dave & Busters, David's Bridal, Dollar Tree, DSW, Good Deal Charlie's Furniture, Michaels, Office Depot, Old Navy, Painted Tree Marketplace, PetSmart, T.J.Maxx	—

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
292	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	92.3%	1,582	15.01	Kroger	—	—
293	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	95.2%	1,089	13.18	Kroger	—	Walgreens
294	Parmer Crossing	Austin	TX	Austin-Round Rock-San Marcos, TX	1989	170,605	89.5%	2,066	13.53	Desi Brothers	Crazy Hot Deals, Dollar Tree, Harbor Freight Tools, Planet Fitness	—
295	Baytown Shopping Center	Baytown	TX	Houston-Pasadena-The Woodlands, TX	1987	95,941	97.0%	1,705	18.32	—	Goodwill, Sky Zone	—
296	El Camino	Bellaire	TX	Houston-Pasadena-The Woodlands, TX	2008	71,651	83.2%	688	11.54	El Ahorro Supermarket	Dollar Tree	—
297	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	98.5%	3,690	21.52	—	Dollar Tree, HomeGoods, Spec's Liquors	Kohl's
298	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	97.7%	1,515	30.37	Kroger	CVS	—
299	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	95.3%	1,438	17.83	—	Crunch Fitness, Five Below	—
300	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	97.4%	2,619	28.19	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
301	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	1,410	21.28	—	EōS Fitness	—
302	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	96.7%	1,167	17.50	—	Wellmed Medical	—
303	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	93.8%	448	10.50	—	Authentic Warehouse	—
304	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,369	14.58	El Rio Grande Latin Market	Family Dollar	—
305	Wynnewood Village(4)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2026	581,261	93.9%	9,100	21.84	El Rancho (Heritage Grocers), Kroger	Burlington Stores, Citi Trends, Dollar Tree, Five Below, Foot Locker, Kids Empire, LA Fitness, Ross Dress for Less, Target	—
306	Parktown	Deer Park	TX	Houston-Pasadena-The Woodlands, TX	1999	118,221	100.0%	1,299	10.99	Food Town	bealls, Walgreens	—
307	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	98.1%	2,807	16.79	Tom Thumb (Albertsons)	Dollar Tree, EōS Fitness, Goody Goody Wine & Spirits	—
308	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,526	100.0%	4,698	23.78	Tom Thumb (Albertsons)	DSW, Ulta	—
309	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	792,351	98.2%	19,058	24.49	SuperTarget*	Belk, Best Buy, Boot Barn, Cloudbound, DSW, Half Price Books, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, PetSmart, pOpshelf, Ross Dress for Less, Sky Zone, Staples, T.J.Maxx, Ulta	—
310	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,719	19.32	Truong Nguyen Market	—	—
311	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	100.0%	1,370	13.79	—	Painted Tree Marketplace, Planet Fitness	—
312	Bay Forest	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	76,092	100.0%	863	12.48	Kroger	—	—
313	Braes Heights	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	92,703	99.4%	3,154	34.22	—	CVS, My Salon Suites	—
314	Braesgate	Houston	TX	Houston-Pasadena-The Woodlands, TX	1997	91,982	100.0%	793	8.62	Food Town	—	—
315	Broadway	Houston	TX	Houston-Pasadena-The Woodlands, TX	2006	74,988	100.0%	1,050	14.55	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	—
316	Clear Lake Camino South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1964	106,072	77.9%	1,244	16.31	ALDI	Mr. Gatti's Pizza, Spec's Liquors	—
317	Hearthstone Corners	Houston	TX	Houston-Pasadena-The Woodlands, TX	2019	208,147	98.6%	3,136	15.28	El Rancho (Heritage Grocers)	Amped Fitness, Sky Zone, XL Parts	—
318	Jester Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	62,731	99.0%	1,532	24.66	—	24 Hour Fitness	—
319	Jones Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	2025	111,206	88.5%	1,203	12.22	La Michoacana Supermarket	Aaron's, Fitness Connection	—
320	Jones Square	Houston	TX	Houston-Pasadena-The Woodlands, TX	1999	169,786	100.0%	2,102	12.38	—	Hobby Lobby, King Dollar, Octapharma, Walgreens	—
321	Maplewood	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	99,177	85.1%	1,087	12.88	—	bealls, Kids Empire, Planet Fitness	—
322	Merchants Park	Houston	TX	Houston-Pasadena-The Woodlands, TX	2009	246,707	94.3%	4,262	18.33	Kroger	JD Sports, Marshalls, Petco, Planet Fitness, Ross Dress for Less	—
323	Northshore(3)	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	231,640	78.2%	3,304	18.58	El Rancho (Heritage Grocers)	Dollar Tree, Melrose Fashions, Nova Healthcare, Planet Fitness	—
324	Northtown Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	1960	184,940	98.5%	2,718	15.25	El Rancho (Heritage Grocers)	Crazy Boss Big Discount Store, dd's Discounts (Ross), Dollar Tree	—
325	Orange Grove	Houston	TX	Houston-Pasadena-The Woodlands, TX	2005	184,664	99.1%	2,455	13.99	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
326	Royal Oaks Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	146,279	100.0%	3,817	26.09	H-E-B	—	—
327	Tanglewilde Center	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	82,623	85.5%	1,192	16.87	ALDI	Dollar Tree, WeGotSoccer	—
328	West U Marketplace	Houston	TX	Houston-Pasadena-The Woodlands, TX	2000	60,136	100.0%	1,756	29.20	Whole Foods Market (Amazon)	—	—
329	Westheimer Commons	Houston	TX	Houston-Pasadena-The Woodlands, TX	1984	245,714	96.5%	2,884	12.16	Fiesta Mart (Chedraui USA)	King Dollar, Marshalls, Rainbow Shops, Retro Fitness, Sanitas Medical Center, Walgreens	—
330	LaCenterra at Cinco Ranch	Katy	TX	Houston-Pasadena-The Woodlands, TX	2006	409,284	95.5%	13,021	33.68	Trader Joe's	Alamo Drafthouse Cinema, Brown & Gay Engineers, Inc., Nike, Peloton Computer Enterprises, Regus	—
331	Spencer Square	Pasadena	TX	Houston-Pasadena-The Woodlands, TX	1998	181,888	95.1%	2,121	12.26	Kroger	bealls, Octapharma, Petco, Retro Fitness	—
332	Pearland Plaza	Pearland	TX	Houston-Pasadena-The Woodlands, TX	1995	156,491	98.5%	1,623	10.53	Kroger	Goodwill, Harbor Freight Tools, Walgreens	—
333	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	152,500	91.7%	3,002	22.33	Central Market (H-E-B)	—	—
334	Preston Park Village(4)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2026	256,407	89.3%	7,104	31.02	—	Gap Factory Store, HomeGoods, Petco, Slick City	—
335	Keegan's Meadow	Stafford	TX	Houston-Pasadena-The Woodlands, TX	1999	125,100	99.0%	1,744	14.49	El Rancho	King Dollar, Retro Fitness	—
336	Lake Pointe Village	Sugar Land	TX	Houston-Pasadena-The Woodlands, TX	2010	162,263	96.7%	4,964	31.64	Whole Foods Market (Amazon)	—	—

	Property Name	City	State	Core-Based Statistical Area	Year Built	GLA	Percent Leased	ABR (,000’s)	ABR PSF(1)	Grocer(2)	Other Major Tenants	Non-Owned Major Tenants
337	Texas City Bay	Texas City	TX	Houston-Pasadena-The Woodlands, TX	2005	224,884	94.2%	2,579	12.36	Kroger	Burlington Stores, Five Below, Harbor Freight Tools, Planet Fitness	—
338	Windvale Center	The Woodlands	TX	Houston-Pasadena-The Woodlands, TX	2002	100,688	84.7%	1,864	21.86	—	Tesla	—
339	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,907	81.0%	1,071	9.95	—	Goodwill, Ollie's Bargain Outlet, Tractor Supply Co.	—
340	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	152,279	99.3%	3,168	20.96	—	Gold's Gym, Hobby Lobby	Kohl's
341	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	144,942	100.0%	1,408	16.36	Kroger	Hamrick's	—
342	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	100.0%	1,608	9.67	—	Dollar Tree, Kohl's, PetSmart	—
343	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Chesapeake-Norfolk, VA-NC	2010	150,014	83.7%	3,027	24.40	Trader Joe's	Five Below, PetSmart, Ulta	—
344	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	93.5%	2,088	10.00	Market 32 (Northeast Grocery)	Planet Fitness, T.J.Maxx, Walmart	—
345	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,392	92.4%	3,722	18.45	Sendik's Food Market	Marshalls, Sierra Trading Post, The Tile Shop	—
346	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	98.6%	1,063	10.97	Pick 'n Save (Kroger)	—	—
347	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	204,074	93.5%	1,688	8.87	—	Hobby Lobby, Kohl's	Five Below, HomeGoods, Sierra Trading Post
348	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	884	11.73	—	Best Buy, Sportsman's Warehouse	—

	TOTAL PORTFOLIO					62,684,741	95.1%	$1,049,958	$18.77
    (1) ABR PSF is calculated as ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements
    (2) * Indicates grocer is not owned
    (3) Property is listed as two individual properties on Company website for marketing purposes
    (4) Indicates property is currently in redevelopment